Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT

HAVE BEEN

REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

EXECUTION COPY

AMENDMENT #2

TO

Professional Services Agreement

This Amendment Number 2 (“Amendment Number 2”) shall amend the Professional Services Agreement dated July 26, 2007, as amended (“Agreement”), and the Program Description set forth in Exhibit A to the Agreement, by and between SupportSoft, Inc., a Delaware corporation having its principal place of business at 1900 Seaport Boulevard, Redwood City, CA 94063 (“SupportSoft”), and Office Depot, Inc., a Delaware corporation having its principal place of business at 6600 N. Military Trail, Boca Raton, FL 33496(“Office Depot”). This Amendment Number 2 shall be effective as of the later date of signature below (“Effective Date”).

Capitalized terms not otherwise defined herein shall have the meanings defined for them in the Agreement.

Amendment

1.	Effective Sunday, November 16, 2008, the second sentence of Section 12.1 of the Agreement is stricken in its entirety and replaced with the following:

“As the sole and exclusive remedy for breach of the foregoing warranty, if a Customer experiences a problem with the Services and calls SupportSoft within ten (10) days of the date the Services were originally performed, SupportSoft will use commercially reasonable efforts to try to resolve the Customer’s problem at no additional charge, but no refund will be provided.”

Modifications to Office Depot Remote Service Program Description

1.	The following New PC Set Up and Configure SKU will be added to the program to be available to customers on Sunday November 16, 2008.

Service	Type	SKU	Net Fees to SPRT	Suggested Retail Price	Description
New PC Set Up and Configure	Attach	919705	$ ***	$29.99

To make sure your new PC is working properly right out of the box, a technician will do the following:

•     Set it up for you and create your user

   account

•     Help you get Windows operating

   system updates automatically online

•     Remove trialware

CONFIDENTIAL TREATMENT

2.	The following New PC Performance SKU will be added to the program to be available to customers on Sunday November 16, 2008.

Service	Type	SKU	Net Fees to SPRT	Suggested Retail Price	Description
New PC Performance	Attach	919710	$ ***	$69.99

To improve the speed and performance of your new PC, a technician will do the following:

•   Help you create your user account

•   Set up and adjust 38 Windows

 operating system and Internet settings

•   Help you get Windows operating

 system updates automatically online

•   Remove trialware

•   Provide a complete service report on

 your desktop when the work is

 completed

3.	The following Online New PC Performance SKU will be added to the program to be available to customers on Sunday November 16, 2008.

Service	Type	SKU	Net Fees to SPRT	Suggested Retail Price	Description
Online New PC Performance	Attach	919775	$ ***	$69.99

To improve the speed and performance of your new PC, a technician will do the following:

•     Help you create your user account

•     Set up and adjust 38 Windows

 operating system and Internet settings

•     Help you get Windows operating

 system updates automatically online

•     Remove trialware

•     Provide a complete service report on

 your desktop when the work is completed

4.	The following PC Re-Image SKU will be added to the program on Monday January 5, 2009. This SKU is not available to consumers but instead is a service delivered by SupportSoft to Office Depot to certify that returned PC’s have been re-imaged appropriately for re-sale. SupportSoft will bill Office Depot according to the Net Fees as outlined below.

Service	Type	SKU	Net Fees to SPRT	Suggested Retail Price	Description

5. Effect of Amendment. Except as expressly set forth herein, all terms and conditions set forth in the Agreement shall continue in full force and effect.

CONFIDENTIAL TREATMENT

IN WITNESS WHEREOF, the parties have caused this Amendment Number 2 to be executed by their duly authorized representatives.

SupportSoft, Inc.		Office Depot, Inc.

By:	/s/ Shelly Schaffer	By:	/s/ Randall W. Wick
Name:	Shelly Schaffer	Name:	Randall W. Wick
Title:	EVP/CFO	Title:	VP, Merchandising
Date:	6/3/09	Date:	5/22/2009

Office Depot, Inc.

		By:	/s/ Steve Manhurin
		Name:	Steve Manhurin
		Title:	EVP, Merchandising
		Date:	5-26-09

CONFIDENTIAL TREATMENT